CarLotz Announces Third Quarter Fiscal 2022 Financial Results

Third Quarter Revenue of $50.8 million
Third Quarter Retail Unit Sales of 1,375
Third Quarter GPU increased 62% to $1,524

November 8, 2022 – Richmond, VA (GLOBE NEWSWIRE) – CarLotz, Inc. (the “Company” or “CarLotz”; NASDAQ: LOTZ), a consignment-to-retail used vehicle marketplace, today announced financial results for the third quarter ended September 30, 2022.

Third Quarter 2022 Financial Results

•Net revenue was $50.8 million compared to $68.0 million in the same period in 2021
•Retail unit sales were 1,375 compared to 2,490 in the same period in 2021
•Finance & insurance revenue was $1.7 million compared to $2.6 million in the same period in 2021
•Gross profit was $(0.6) million, primarily due to wholesale losses to liquidate inventory at closed hubs, compared to $2.0 million in the same period in 2021
•Retail GPU increased 62% to $1,524 from $939 in the same period in 2021
•Adjusted EBITDA was $(16.3) million compared to $(22.8) million in the same period in 2021
•Cash and cash equivalents, restricted cash, and marketable securities were $117 million at quarter end

Webcast and Conference Call Information

Given the pending transaction between CarLotz and Shift Technologies, Inc. (“Shift”) (the “Shift Merger”), CarLotz will not host a webcast and conference call to discuss the third quarter 2022 financial results.

About CarLotz

CarLotz operates a consignment-to-retail used vehicle marketplace that provides our corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to easily access the retail sales channel. Our mission is to create the world's greatest vehicle buying and selling experience. We operate a technology-enabled buying, sourcing, and selling model that offers an omni-channel experience and diverse selection of vehicles. Our proprietary technology provides our corporate vehicle sourcing partners with real-time performance metrics and data analytics, along with custom business intelligence reporting that enables vehicle triage optimization between the wholesale and retail channels.

Important Additional Information

In connection with the pending Shift Merger, Shift has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), that includes a joint proxy statement of Shift and CarLotz, that also constitutes a prospectus of Shift (the “joint proxy statement/prospectus”), which has become effective. Security holders of Shift and CarLotz are urged to carefully read the entire registration statement and joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC when they become available, because they will contain important information. A definitive joint proxy statement/prospectus has been sent to Shift’s stockholders and to CarLotz’ stockholders. Security holders may obtain the registration statement and the joint proxy statement/prospectus from the SEC’s website or from Shift or CarLotz as described in the paragraph below.

The documents filed by Shift with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Shift by requesting them by mail at 290 Division Street, Suite 400, San Francisco, California 94103. The documents filed by CarLotz with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CarLotz by requesting them by mail at 3301 W. Moore St., Richmond, Virginia 23230.

Participants in the Solicitation

Shift, CarLotz and certain of their directors, executive officers and employees may be deemed participants in the solicitation of proxies in connection with the pending Shift Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the pending Shift Merger, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the joint proxy statement/prospectus filed with the SEC. Information about the directors and executive officers of CarLotz is set forth in the definitive proxy statement for CarLotz’ 2022 annual meeting of stockholders, as previously filed with the SEC on April 29, 2022 and in CarLotz’ Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 15, 2022, as supplemented by CarLotz’ subsequent filings with the SEC. Information about the directors and executive officers of Shift and their ownership of Shift shares is set forth in the definitive proxy statement for Shift’s 2022 annual meeting of stockholders, as previously filed with the SEC on June 26, 2022, as supplemented by Shift’s subsequent filings with the SEC. Free copies of these documents may be obtained as described in the paragraph above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations, including statements regarding CarLotz’ expectations or predictions of future financial or business performance or conditions, and regarding the timing and consummation of the Shift Merger. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such statements are based on management’s current expectations and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause such differences include those disclosed in CarLotz’ filings with the SEC, including those resulting from the impact of the ongoing Covid-19 pandemic on our business and general business and economic conditions and our ability to successfully execute our business plan and the pending Shift Merger. Forward-looking statements speak only as of the date they are made, and CarLotz is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Investors:

Susan Lewis, VP - Investor Relations, slewis@carlotz.com

Media:

Leslie Griles, Leslie.Griles@CarLotz.com

CarLotz, Inc. and Subsidiaries — Condensed Consolidated Balance Sheet
(unaudited)

(In thousands, except share data)

	September 30, 2022	December 31, 2021
Assets
Current Assets:
Cash and cash equivalents	$84,809	$75,029
Restricted cash	4,049	4,336
Marketable securities – at fair value	28,125	116,589
Accounts receivable, net	4,786	8,206
Inventories	13,062	40,985
Other current assets	4,349	4,705
Operating and finance lease assets, property, and equipment held for sale	20,860	—
Total Current Assets	160,040	249,850
Marketable securities – at fair value	760	1,941
Property and equipment, net	7,118	22,628
Capitalized website and internal-use software costs, net	12,725	13,716
Operating lease assets	22,092	—
Finance lease assets, net	4,459	—
Lease vehicles, net	2,869	1,596
Other assets	474	558
Total Assets	$210,537	$290,289
Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities:
Current portion of finance lease liabilities	$116	$509
Floor plan notes payable	5,433	27,815
Accounts payable	2,236	6,352
Accrued expenses	11,215	14,428
Current portion of operating lease liabilities	4,600	—
Other current liabilities	593	754
Operating and finance lease liabilities associated with assets held for sale	22,294	—
Total Current Liabilities	46,487	49,858
Finance lease liabilities, less current portion	6,083	12,206
Operating lease liabilities, less current portion	22,384	—
Earnout shares liability	722	7,679
Merger warrants liability	675	6,291
Other liabilities	417	744
Total Liabilities	76,768	76,778
Commitments and Contingencies (Note 15)	—	—
Stockholders’ Equity (Deficit):
Common stock, $0.0001 par value; 500,000,000 authorized shares, 114,879,689 and 113,996,401 shares issued and outstanding at September 30, 2022 and December 31, 2021	11	11
Additional paid-in capital	291,827	287,509
Accumulated deficit	(157,956)	(73,916)
Accumulated other comprehensive (loss)	(113)	(93)
Total Stockholders’ Equity (Deficit)	133,769	213,511
Total Liabilities and Stockholders’ Equity (Deficit)	$210,537	$290,289

CarLotz, Inc. and Subsidiaries — Consolidated Statements of Operations
(unaudited)

(In thousands, except per share and share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues:
Retail vehicle sales	$32,545	$56,284	$142,344	$150,897
Wholesale vehicle sales	16,357	8,989	38,880	18,217
Finance and insurance, net	1,691	2,639	8,591	5,973
Lease income, net	245	129	528	334
Total Revenues	50,838	68,041	190,343	175,421
Cost of sales (exclusive of depreciation)	51,429	66,017	187,375	167,207
Gross Profit	(591)	2,024	2,968	8,214
Operating Expenses:
Selling, general and administrative	19,334	24,780	74,017	63,039
Stock-based compensation expense	1,409	3,447	4,234	49,114
Depreciation and amortization expense	2,025	1,214	6,173	1,692
Management fee expense – related party	—	—	—	2
Impairment expense	420	—	1,143	—
Restructuring expenses	1,885	—	12,616	—
Total Operating Expenses	25,073	29,441	98,183	113,847
Loss from Operations	(25,664)	(27,417)	(95,215)	(105,633)
Interest expense	302	650	1,512	1,009
Other Income, net
Change in fair value of Merger warrants liability	803	12,111	5,616	24,794
Change in fair value of earnout shares	341	12,565	6,957	56,621
Other income (expense)	523	(85)	113	(476)
Total Other Income, net	1,667	24,591	12,686	80,939
Loss Before Income Tax Expense	(24,299)	(3,476)	(84,041)	(25,703)
Income tax expense	—	—	—	—
Net Loss	$(24,299)	$(3,476)	$(84,041)	$(25,703)
Net Loss per Share, basic and diluted	$(0.21)	$(0.03)	$(0.74)	$(0.23)
Weighted-average Shares used in Computing Net Loss per Share, basic and diluted	114,705,449	113,707,013	114,334,960	109,447,939

CarLotz, Inc. and Subsidiaries — Condensed Consolidated Statements of Cash Flows

(unaudited)

(In thousands, except per share and share data)

	Nine Months Ended September 30,
	2022	2021
Cash Flow from Operating Activities
Net loss	$(84,041)	$(25,703)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization – property, equipment, ROU assets and capitalized software	8,532	1,623
Impairment expense	1,143	—
Non-cash restructuring expenses	10,387	—
Gain on lease assignment	(236)	—
Amortization and accretion - marketable securities	752	1,712
Depreciation – lease vehicles	360	69
Provision for doubtful accounts	656	85
Stock-based compensation expense	4,234	49,114
Change in fair value of Merger warrants liability	(5,616)	(24,794)
Change in fair value of earnout shares	(6,957)	(56,621)
Unpaid interest expense on capital lease obligations	—	199
Change in Operating Assets and Liabilities:
Accounts receivable	2,764	(4,786)
Inventories	27,923	(46,774)
Other current assets	356	(8,414)
Other assets	84	(4,267)
Accounts payable	(4,116)	3,541
Accrued expenses	(2,237)	5,441
Accrued expenses – related party	—	(229)
Other current liabilities	(161)	382
Other liabilities	(327)	(753)
Net Cash Used in Operating Activities	(46,500)	(110,175)
Cash Flows from Investing Activities
Purchase of property and equipment	(5,642)	(6,766)
Capitalized website and internal-use software costs	(2,958)	(11,511)
Purchase of marketable securities	(63,858)	(359,381)
Proceeds from sales of marketable securities	152,758	212,823
Purchase of lease vehicles	(1,633)	(939)
Net Cash (Used in) Provided by Investing Activities	78,667	(165,774)
Cash Flows from Financing Activities
Payments made on finance leases	(376)	(51)
Advance from holder of marketable securities	—	4,722

Repayment of advance from marketable securities	—	(4,722)
PIPE issuance	—	125,000
Merger financing	—	309,999
Payment made on accrued dividends	—	(4,853)
Payments to existing shareholders of Former CarLotz	—	(62,693)
Transaction costs and advisory fees	—	(47,579)
Payments made on cash considerations associated with stock options	—	(2,465)
Repayment of Paycheck Protection Program loan	—	(1,749)
Payments made on note payable	—	(3,000)
Payments on floor plan notes payable	(102,592)	(109,034)
Borrowings on floor plan notes payable	80,211	127,279
Employee stock option exercise	91	—
Payments made for tax on equity award transactions	(8)	—
Net Cash (Used in) Provided by Financing Activities	(22,674)	330,854
Net Change in Cash and Cash Equivalents Including Restricted Cash	9,493	54,905
Cash and cash equivalents and restricted cash, beginning	79,365	2,813
Cash and cash equivalents and restricted cash, ending	$88,858	$57,718
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$1,589	$1,000
Supplementary Schedule of Non-cash Investing and Financing Activities:
Transfer from lease vehicles to inventory	$—	$166
KAR/AFC exercise of stock warrants	—	(144)
KAR/AFC conversion of notes payable	—	(3,625)
Convertible redeemable preferred stock tranche obligation expiration	—	(2,832)
Capitalized website and internal use software costs accrued	—	(1,898)
Purchases of property under capital lease obligation	(247)	(7,651)

CarLotz, Inc. and Subsidiaries — Results of Operations and Retail Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	Change	2022	2021	Change
	($ in thousands, except per unit metrics)			($ in thousands, except per unit metrics)
Revenue:
Retail vehicle sales	$32,545	$56,284	(42.2)%	$142,344	$150,897	(5.7)%
Wholesale vehicle sales	16,357	8,989	82.0%	38,880	18,217	113.4%
Finance and insurance, net	1,691	2,639	(35.9)%	8,591	5,973	43.8%
Lease income, net	245	129	89.9%	528	334	58.1%
Total revenues	50,838	68,041	(25.3)%	190,343	175,421	8.5%
Cost of sales:
Retail vehicle cost of sales	32,141	56,584	(43.2)%	144,058	147,142	(2.1)%
Wholesale vehicle cost of sales	19,288	9,433	104.5%	43,317	20,065	115.9%
Total cost of sales	$51,429	$66,017	(22.1)%	$187,375	$167,207	12.1%
Gross profit:
Retail vehicle gross profit (loss)	$404	$(300)	234.7%	$(1,714)	$3,755	(145.6)%
Wholesale vehicle gross profit (loss)	(2,931)	(444)	(560.1)%	(4,437)	(1,848)	(140.1)%
Finance and insurance gross profit	1,691	2,639	(35.9)%	8,591	5,973	43.8%
Lease income, net	245	129	89.9%	528	334	58.1%
Total gross profit	$(591)	$2,024	(129.2)%	$2,968	$8,214	(63.9)%
Retail gross profit per unit(1):
Retail vehicle gross profit (loss)	404	(300)	234.7%	(1,714)	3,755	(145.6)%
Finance and insurance gross profit	1,691	2,639	(35.9)%	8,591	5,973	43.8%
Total retail vehicle and finance and insurance gross profit	2,095	2,339	(10.4)%	6,877	9,728	(29.3)%
Retail vehicle unit sales	1,375	2,490	(44.8)%	6,066	7,053	(14.0)%
Retail vehicle gross profit per unit	$1,524	$939	62.3%	$1,134	$1,379	(17.8)%
Wholesale gross profit per unit(2):
Wholesale vehicle gross profit (loss)	(2,931)	(444)	(560.1)%	(4,437)	(1,848)	(140.1)%
Wholesale vehicle unit sales	1,042	614	69.7%	2,312	1,451	59.3%
Wholesale vehicle gross profit per unit	$(2,813)	$(723)	(289.1)%	$(1,919)	$(1,274)	(50.6)%

(1) Gross profit (loss) per unit is calculated as gross profit for retail vehicles and finance and insurance, each of which is divided by the total number of retail vehicles sold in the period.
(2) Wholesale gross (loss) profit per unit is calculated as gross profit for wholesale vehicles, each of which is divided by the total number of wholesale vehicles sold in the period.

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements, which are prepared and presented in accordance with GAAP, we also present the following non-GAAP measures: EBITDA and Adjusted EBITDA. We believe the presentation of both GAAP and non-GAAP financial measures provides investors with increased transparency into financial measures used by our management team, and it also improves investors’ understanding of our underlying operating performance and their ability to analyze our ongoing operating trends. All historic non-GAAP financial measures have been reconciled with the most directly comparable GAAP financial measures.
EBITDA is defined as net loss attributable to common stockholders adjusted to exclude interest expense, income tax expense and depreciation and amortization expense.
Adjusted EBITDA is EBITDA adjusted to exclude certain expenses related to the Company’s capital structure and management fee expense prior to the merger pursuant to that certain Agreement and Plan of Merger, dated as of October 21, 2020 (as amended by Amendment No. 1, dated December 16, 2020), by and among CarLotz, Inc. (f/k/a Acamar Partners Acquisition Corp.), Acamar Partners Sub, Inc., a wholly owned subsidiary of CarLotz, Inc., and CarLotz Group, Inc. (f/k/a CarLotz, Inc.) (“Former CarLotz”), pursuant to which Acamar Partners Sub, Inc. merged with and into Former CarLotz, with Former CarLotz surviving as the surviving company and as a wholly owned subsidiary of CarLotz, Inc. (the “Merger”), stock compensation expense and other non-operating income and expenses, including interest, investment gain/loss and nonrecurring income/expense.
Management believes the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is useful to investors in comparing the Company’s performance prior to the Merger and the Company’s performance following the Merger.
EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.
The following tables reconcile EBITDA and Adjusted EBITDA to net loss attributable to common stockholders for the periods presented:

CarLotz, Inc. and Subsidiaries — EBITDA and Adjusted EBITDA

(unaudited)

(In thousands, except share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	($ in thousands)
Net Loss	$(24,299)	$(3,476)	$(84,041)	$(25,703)
Adjusted to exclude the following:
Interest expense	302	650	1,512	1,009
Income tax expense	—	—	—	—
Depreciation and amortization expense	2,025	1,214	6,173	1,692
EBITDA	$(21,972)	$(1,612)	$(76,356)	$(23,002)
Other expense	(523)	85	(113)	476
Stock compensation expense	1,409	3,447	4,234	49,114
Management fee expense - related party	—	—	—	2
Change in fair value of warrants liability	(803)	(12,111)	(5,616)	(24,794)
Change in fair value of earnout provision	(341)	(12,565)	(6,957)	(56,621)
Restructuring expense[1]	1,885	—	13,626	—
Shift Merger[2]	4,044	—	4,044	—
Adjusted EBITDA	$(16,301)	$(22,756)	$(67,138)	$(54,825)
1 Reflects certain expenses associated with the closure of 11 of our retail hubs.
2 Reflects financial advisory, legal, accounting costs and associated fees and expenses that will be paid at the close of the Shift Merger.